JPMORGAN VALUE OPPORTUNITIES FUND, INC.

JPMORGAN TRUST II

JPMorgan Large Cap Value Fund

(All Share Classes)

Supplement dated May 31, 2013 to the

Summary Prospectuses dated November 1, 2012, as supplemented

The special meeting (“Meeting”) of shareholders of JPMorgan Value Opportunities Fund (the “Acquired Fund”) to approve the merger of the Acquired Fund into the JPMorgan Large Cap Value Fund (the “Acquiring Fund”) has been adjourned because not enough proxies were submitted by shareholders to meet the quorum requirement to consider the merger proposal at the Meeting.

On May 30, 2013, after the Meeting was adjourned, the Board convened and discussed options. After careful consideration of available options, the Board determined to continue to seek shareholder approval for the merger.

In making its determination, the Board considered that several large shareholders, who had notified the Acquired Fund that they would be redeeming their shares in early June, had not voted at the Meeting, resulting in the absence of quorum. Based on these expected redemptions, the Board determined to set a new record date and a new meeting date, to allow additional time to seek approval for the merger from those shareholders who continue to be Acquired Fund shareholders.

The new record date is June 14, 2013 and the new Meeting date is August 28, 2013.

The Board also considered the significant increase to the Acquired Fund’s total annual fund operating expenses on a gross basis that are estimated to result from the expected redemptions, in contrast to the lower total annual fund operating expenses on a gross basis that are estimated for the Acquiring Fund post merger. In addition to the estimated impact on fees, on both a gross and net basis, the Board considered information previously furnished to the Board in connection with its prior deliberations on this matter.

If the merger is not approved, the Board will consider other options, including possible liquidation. If the Acquired Fund is liquidated, the Fund’s liquidation may be taxable to a shareholder depending on the shareholder’s tax situation.

Shareholders of record as of June 14, 2013 will be sent supplemental materials about the merger.

In addition, Acquired Fund shareholders of record as of June 4, 2013 will receive a distribution on June 6, 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-VOLCV-513-2